Exhibit 99.1

RRD to be Acquired by Chatham Asset Management for $10.85 Per Share in Cash

RRD Terminates Merger Agreement with Atlas

CHICAGO – December 14, 2021 – R.R. Donnelley & Sons Company (“RRD” or the “Company”) (NYSE: RRD) today announced that it has entered into a definitive merger agreement (the “Chatham Merger Agreement”) to be acquired by affiliates of Chatham Asset Management, LLC (“Chatham”), a leading private investment firm, in an all-cash transaction with a total enterprise value of approximately $2.3 billion and total equity value of approximately $897 million. RRD today also announced that it has terminated its previously announced merger agreement with affiliates of Atlas Holdings LLC (“Atlas”), dated November 3, 2021 (as amended on December 9, 2021, the “Amended Atlas Merger Agreement”), pursuant to which affiliates of Atlas had agreed to acquire RRD for $10.35 per share in cash. The termination of the Amended Atlas Merger Agreement follows the decision by Atlas to waive its contractual opportunity through December 16, 2021 to negotiate an amendment of the Amended Atlas Merger Agreement such that the transaction contemplated by the Chatham Merger Agreement would no longer constitute a “Superior Proposal” as defined in the Amended Atlas Merger Agreement.

The Chatham Merger Agreement has been unanimously approved by the RRD Board of Directors (the “Board”). Under the terms of the Chatham Merger Agreement, an affiliate of Chatham will acquire all of the RRD common stock not already owned by affiliates of Chatham for $10.85 per share in cash. The purchase price represents a premium of 4.8% over $10.35, the price per share of RRD common stock under the Amended Atlas Merger Agreement.

“This transaction, which follows a robust and thorough process, is a recognition of the enormous value created by our talented employees, whose passion and dedication to the success of RRD and our clients has enabled us to achieve this important milestone,” said Dan Knotts, RRD President and Chief Executive Officer. “Under Chatham’s ownership, I expect that RRD will remain an industry leading marketing and business communications company, with enhanced resources and flexibility, to effectively meet the evolving needs of our clients.”

“As a longstanding, supportive investor in RRD, we are pleased to have reached this agreement with the Company. RRD possesses a strong portfolio of assets and capabilities, and we look forward to leveraging our deep understanding of its business, as well as our extensive experience in the print media and related industries, to drive long-term value for all stakeholders,” said Chatham.

Certain Terms, Approvals and Timing

The Chatham transaction is expected to close in the first half of 2022, subject to customary closing conditions, including the approval of RRD stockholders and receipt of regulatory approvals.

The Chatham Merger Agreement contemplates that affiliates of Chatham will finance the transaction through a combination of committed equity financing provided by Chatham and certain of its affiliates and debt financing for which Jefferies Finance LLC and Wells Fargo Capital Finance have provided commitments. The transaction is not subject to a financing condition.

RRD expects to announce a special meeting of stockholders to approve the Chatham transaction at a later date. Chatham and certain of its affiliates, which hold approximately 14.99% of the outstanding shares of RRD common stock, have entered into a voting agreement with RRD, pursuant to which they have agreed, among other things, to vote their shares of RRD common stock in favor of the transaction.

Upon completion of the Chatham transaction, RRD’s shares will no longer trade on the New York Stock Exchange, and RRD will become a private company.

The foregoing description of the Chatham Merger Agreement and the transactions contemplated thereby is subject to, and is qualified in its entirety by reference to, the full terms of the Chatham Merger Agreement, which RRD will be filing with the U.S. Securities and Exchange Commission (the “SEC”) on Form 8-K. References herein to terms of the Amended Atlas Merger Agreement are subject to, and are qualified by reference to, the full terms of the Amended Atlas Merger Agreement, which RRD filed with the SEC on Form 8-K on November 4, 2021 and December 10, 2021.

Advisors

Centerview Partners LLC is serving as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to RRD.

Jefferies LLC is serving as financial advisor and Olshan Frome Wolosky LLP and Lowenstein Sandler LLP are serving as legal advisors to Chatham.

About RRD

RRD is a leading global provider of multichannel business communications services and marketing solutions. With 30,000 clients and 33,000 employees across 28 countries, RRD offers the industry’s most comprehensive offering of solutions designed to help companies—from Main Street to Wall Street—optimize customer engagement and streamline business operations across the complete customer journey. RRD offers a comprehensive portfolio of capabilities, experience and scale that enables organizations around the world to create, manage, deliver, and optimize their marketing and business communications strategies.

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed acquisition of RRD by affiliates of Chatham (the “Transaction”). These forward-looking statements are based on RRD’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by RRD, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Transaction; (ii) significant transaction costs associated with the Transaction; (iii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm RRD’s business, including current plans and operations; (v) the ability of RRD to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) legislative, regulatory and economic developments affecting RRD’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which RRD operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect RRD’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact RRD’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring RRD to pay expense reimbursements to affiliates of Chatham under the Chatham Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as RRD’s response to any of the aforementioned factors; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to RRD’s business, including those detailed under the heading “Risk Factors” and elsewhere in RRD’s public filings with the SEC; and (xviii) the risks and uncertainties that will be described in the proxy statement, which will be available from the sources indicated below, that RRD intends to file in connection with the Transaction (the “Proxy Statement”). These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on RRD’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Transaction. These forward-looking statements speak only as of the date they are made, and RRD does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This communication is being made in connection with the Transaction. In connection with the Transaction, RRD intends to file the Proxy Statement and certain other documents regarding the Transaction with the SEC. The definitive Proxy Statement (if and when available) will be mailed to RRD stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS

THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by RRD, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through RRD’s investor relations website at investor.rrd.com or by contacting the RRD investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

RRD and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from RRD stockholders in connection with the Transaction. Information about RRD’s directors and executive officers can be found under “Board of Directors” and “Executive Leadership Team” in the Governance section of RRD’s investor relations website at investor.rrd.com, in RRD’s proxy statement for its 2021 annual meeting of stockholders, filed with the SEC on April 13, 2021, in RRD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 24, 2021, in RRD’s Current Reports on Form 8-K filed with the SEC on May 24, 2021, June 2, 2021 and July 30, 2021 and in Forms 3, 4 and 5 filed by such persons with the SEC. Additional information regarding the identity of the participants and their direct and indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed by RRD with the SEC in connection with the Transaction. You may obtain free copies of the Proxy Statement and those other materials and the other SEC filings described in this paragraph through the website maintained by the SEC at www.sec.gov or through RRD’s investor relations website at investor.rrd.com.